                                                                   EXHIBIT 99.2

                            ASSET PURCHASE AGREEMENT

                  Dated as of November 7, 2000, by and between

                     VAST TECHNOLOGIES HOLDING CORPORATION,
                             a Delaware corporation,

                    and ACCELERATED LEARNING INSTITUTE, INC.,
                              a Nevada corporation

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                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of November 7, 2000, between Vast Technologies Holding Corporation ("Vast" or "Buyer"), a Delaware corporation, and Accelerated Learning Institute, Inc. ("ALI"), a Nevada corporation, upon the following premises:

                                    RECITALS

     A. Vast is a dormant state Company whose shares are quoted on the Nasdaq Electronic Bulletin Board under the symbol "VTHC."

     B. ALI is a privately held corporation in the business of developing courses in the Accelerated Learning modality that provide optimum learning efficiency for the user. ALI owns certain proprietary technology and other property and assets, and related tradenames, copyrights and trademarks, which are used in the operation of ALI's business.

     C. This Agreement provides for the sale by ALI, and the purchase by Vast, of certain Acquired Assets, defined hereinafter, in exchange for cash, consistent with all of the terms and conditions as hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and of the provisions, representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows.

                                    ARTICLE I

                                   DEFINITIONS

     "ACQUIRED ASSETS" means all right, title, and interest in and to the following ALI assets: (i) ESL Spanish course currently being developed under contract to Vigillio Lopez Ivish; (ii) Intellectual property rights relating to Cocokids, a foreign language training course for preschool children. Currently available for French, Spanish and English as a foreign language. (There is an author's royalty payable to a third party on this product); and (iii) The home-study foreign language distribution business of ALI including French, German, Italian and Spanish courses. This will involve the transfer of the inventory, Web site, (www.learnalanguage.com) and goodwill (existing repeat customers). ALI is the sole distributor of these courses under an agreement with Accelerated Learning Systems Ltd., a British company.


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     "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "CASH" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "INTELLECTUAL PROPERTY" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), and (f) all copies and tangible embodiments thereof (in whatever form or medium).

     "KNOWLEDGE" means actual knowledge after reasonable investigation.

     "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTY" has the meaning set forth in the preface above.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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     "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable (or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings), (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest penalty, or addition thereto, whether disputed or not.

                                   ARTICLE II

                           SALE AND PURCHASE OF ASSETS

     On and subject to the terms and conditions of this Agreement, Vast agrees to purchase from ALI, and ALI agrees to sell, transfer, convey, and deliver to Vast, all of the Acquired Assets in exchange for Vast paying ALI the sum of $500,000.

                                   ARTICLE III

                         DIRECTORS AND OFFICERS OF VAST

     3.1 DIRECTORS. Following the execution hereof, Vast shall take such action as is necessary to appoint Peter Kenyon, Thomas L. Madden and Anne Kenyon as additional directors. The Directors shall serve, until their successors are duly appointed or elected in accordance with applicable law.

     3.2 VAST OFFICERS. Following the execution hereof, Vast shall take such action as is necessary to elect as the officers of Vast effective immediately:

  Name                         Office
-----------                    -----------
Peter Kenyon                   President and Secretary

Thomas L. Madden               Chairman and Chief Executive Officer


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                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF ALI

     ALI represents and warrants to Vast as of the date of this Agreement as follows:

     4.1 EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY; COMPLIANCE WITH LAW.

          (a) ALI is a corporation duly incorporated, validly existing, and in good standing (including tax good standing) under the laws of the State of Nevada. ALI is duly licensed or qualified to do business as a foreign corporation.

          (b) ALI has all requisite corporate power and authority to own, operate, and lease its properties and carry on its business as presently conducted and as proposed to be conducted.

          (c) ALI is not in violation of any law, ordinance, governmental rule or regulation to which it or any of its properties or assets is subject, except as would not, individually or in the aggregate, reasonably be expected to have an ALI Material Adverse Effect, nor is ALI in violation of any order, judgment, or decree of any court, governmental authority, or arbitration board or tribunal. An "ALI Material Adverse Effect" means a material adverse change in the business, properties, financial condition, results of operations, or prospects of ALI, taken as a whole.

          (d) The copies of the ALI Articles of Incorporation and Bylaws of ALI, which have been delivered to Vast, include any and all amendments made thereto at any time prior to the date of this Agreement and are true, correct, and complete.

          (e) ALI's corporate minute books are accurate as to their content and include therein the Articles of Incorporation and Bylaws with any amendments thereto. The meetings of the directors or stockholders referred to in the corporate minute books were duly called and held. The signatures appearing on all documents contained in the corporate minute books are the true signatures of the persons purporting to have executed the same and no minutes of meetings or written consents of the directors or stockholders of ALI are omitted from such minute books that would contain any resolutions or other actions that would be inconsistent with any of the representations and warranties contained in Article IV hereof or prevent or limit any of the transactions contemplated by this Agreement.

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     4.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS.

          (a) ALI has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby and thereby. The consummation by ALI of the transactions contemplated hereby has been duly authorized by all requisite corporate action of ALI. This Agreement has been duly executed and delivered by ALI and, assuming the due authorization, execution and delivery by Vast, constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute valid and legally binding obligations of ALI, enforceable against ALI in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, possible unavailability of specific performance, other injunctive relief or other equitable remedies and an implied covenant of good faith and fair dealing.

     4.3 NO VIOLATION. Neither the execution or delivery by ALI of this Agreement and all agreements or documents contemplated therein nor the consummation by ALI of the transactions contemplated therein, will: (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of ALI; (ii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other obligations pursuant to, result in the creation of any lien, security interest, charge or encumbrance upon any of the Acquired Assets of ALI under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, loan agreement, deed of trust, or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which ALI is a party, or by which ALI or any of its Acquired Assets is bound or affected; (iii) violate any law, statute, rule, regulation, judgment, or decree applicable to ALI; or (iv) other than the filings provided for in Article I, filings required under the Act, or applicable state securities and "Blue Sky" laws or filings in connection with the maintenance or qualification to do business in other jurisdictions (collectively, the "Regulatory Filings"), require any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority.

     4.4 LITIGATION. To the knowledge of ALI, there are no claims, actions, suits, investigations, or proceedings (public or private) pending against or affecting ALI or any of its properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity. To the knowledge of ALI, there are no claims, actions, suits, investigations, or proceedings (public or private) threatened against or affecting ALI or any of its properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity, except for any of the foregoing which would not, individually or in the aggregate, reasonably be expected to have an ALI Material Adverse Effect.

     4.5 AUTHORIZATION. The execution, delivery and performance by ALI of this Agreement and the consummation by ALI of the transactions contemplated hereby require no consents of any party and no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Blue Sky laws, and (b) any other filings, approvals or authorizations, which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on ALI or materially impair the ability of ALI to consummate the transactions contemplated by this Agreement.

     4.6 PROPRIETARY RIGHTS.

               (i) To ALI's knowledge, ALI has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of third parties, (ii) ALI (and its employees with responsibility for Proprietary Rights matters) has not received any written charge, complaint, claims, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that ALI must license or refrain from using any Proprietary Rights of any third party), (iii) to ALI's knowledge, there is no basis for any as-yet unasserted charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that ALI must license or refrain from using any Proprietary Rights of any third party), or (iv) to ALI's knowledge, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of ALI.

     4.7 FEES. There are no claims for legal, accounting, financial advisory, or investment bankers' fees, brokerage commissions, finders' fees, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of ALI.

     4.8 Disclosure. No representation or warranty by ALI in this Agreement and no statement contained in any document, certificate, or other writing prepared by ALI or its representatives and furnished by ALI to Vast pursuant to the provisions hereof, affirmatively misstates a material fact or omits a material fact necessary for such document, certificate, or writing to be, in good faith, accurately and completely responsive in all material respects to the purpose identified by ALI to Vast for which such information was furnished by ALI to Vast.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF VAST

     Vast represents and warrants to ALI and its shareholders as of the date of this Agreement as follows.

     5.1 EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY; COMPLIANCE WITH LAW.

          (a) Vast is a corporation duly incorporated, validly existing, and in good standing (including tax good standing) under the laws of the State of Delaware. Vast is duly licensed or qualified to do business as a foreign corporation.

          (b) Vast has all requisite corporate power and authority to own, operate, and lease its properties and carry on its business as presently conducted and as proposed to be conducted.

          (c) Vast is not in violation of any law, ordinance, governmental rule or regulation to which it or any of its properties or assets is subject, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor is Vast in violation of any order, judgment, or decree of any court, governmental authority, or arbitration board or tribunal.

          (d) The copies of Vast's Certificate of Incorporation and Bylaws, which have been delivered to ALI and the Principal Shareholders, include any and all amendments made thereto at any time prior to the date of this Agreement and are true, correct, and complete.

          (e) Vast's corporate minute books are accurate as to their content and include therein the Certificate of Incorporation and Bylaws with any amendments thereto. The meetings of the directors or stockholders referred to in the corporate minute books were duly called and held. The signatures appearing on all documents contained in the corporate minute books are the true signatures of the persons purporting to have executed the same and no minutes of meetings or written consents of the directors or stockholders of Vast are omitted from such minute books that would contain any resolutions or other actions that would be inconsistent with any of the representations and warranties contained in Article V hereof or prevent or limit any of the transactions contemplated by this Agreement.

     5.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS.

          (a) Vast has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby and thereby. The consummation by Vast of the transactions contemplated hereby has been duly authorized by all requisite corporate action of Vast. This Agreement has been duly executed and delivered by Vast and, assuming the due authorization, execution and delivery by Vast and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of Vast enforceable in accordance with their respective terms.

     5.3 CAPITALIZATION. The authorized capital stock of Vast consists of 50,000,000 shares of Common Stock, $.0001 par value, and 5,000,000 shares of preferred stock, $.0001 par value, of which 16,444,465 shares of common stock are issued and outstanding. There are no shares of preferred stock issued or outstanding and no commitment exists to issue any preferred stock. Vast has no outstanding bonds, debentures, notes, or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of Vast on any matter. All issued and outstanding shares of Vast Stock are duly authorized, validly issued, fully paid, nonassessable, free of preemptive or rescission rights, and were issued in compliance with all applicable federal and state securities laws. There are not, at the date of this Agreement, any authorized, issued, or outstanding options, warrants, calls, subscriptions, convertible securities, conversion privileges, preemptive rights, or other rights, agreements, or commitments (whether or not presently exercisable) that obligate Vast to issue, transfer, or sell any shares of capital stock or other securities convertible into or evidencing the right to purchase or otherwise acquire any capital stock of Vast. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar plans, contracts, or rights with respect to Vast that are effective as of the date hereof or that have been executed or agreed to as of the date hereof with an effective date after the date hereof. There are no stockholders' agreements, voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Vast to which Vast is a party that are presently effective or have been executed or agreed to as of the date hereof or, to the best knowledge of Vast, to which any officer or director of Vast or any stockholder owned or controlled by such officer or director is or will be a party, except in accordance with the terms hereof. There are no restrictions upon the sale, voting, or transfer of any shares of Vast Stock pursuant to Vast's Certificate of Incorporation, Bylaws, or other governing instruments (other than restrictions typically applicable to unregistered stock under the Securities
Act).

     5.4 OTHER INTERESTS. Vast does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, or entity.

     5.5 NO VIOLATION. Neither the execution and delivery by Vast of this Agreement and all agreements and documents contemplated hereby, nor the consummation by Vast of the transactions contemplated hereby or thereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provision of the

Certificate of Incorporation, as amended, or Bylaws of Vast; (ii) violate any law, statute, rule, regulation, judgment, or decree applicable to Vast; or (iii) other than the Regulatory Filings, require any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority.

     5.6 SEC DOCUMENTS. For the last four fiscal quarters through August 31,2000, Vast has filed all forms, reports, and other documents (including all exhibits, schedules and annexes thereto) required to be filed by Vast with the SEC and Nasdaq ("Vast Report"). Except to the extent that information contained in any Vast Report has been revised or superseded by a later Vast Report filed and publicly available prior to the date of this Agreement, as of their respective dates, Vast Reports (a) were (and any Vast Report filed after the date hereof will be) in all material respects in accordance with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (b) as of their respective filing dates did not (and any Vast Report filed after the date hereof will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Vast included in such reports (or incorporated therein by reference) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments) and fairly present in all material respects the financial position of Vast.

     5.7 ABSENCE OF UNDISCLOSED LIABILITIES. Vast does not have any obligation or liability of any kind whatsoever (whether accrued, absolute, contingent, unliquidated, civil, criminal, or otherwise and whether due or to become due).

     5.8 AUTHORIZATION. The execution, delivery and performance by Vast of this Agreement and the consummation by Vast of the transactions contemplated hereby require no consents of any party and no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Act, the Exchange Act, or Blue Sky laws, and (b) any other filings, approvals or authorizations, which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on Vast or materially impair the ability of Vast to consummate the transactions contemplated by this Agreement.

     5.9 LITIGATION. There are no claims, actions, suits, investigations, or proceedings (public or private) pending against or affecting Vast, or any of its properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity. There are no existing orders, judgments, settlements, injunctions, or decrees of any court or governmental agency that apply to Vast or any of its assets, properties, business, or operations. No product liability, warranty, or similar claims have been made against

Vast. Vast has not entered into any settlement agreements relating to the compromise or dismissal of any litigation involving Vast or any of its properties or assets.

     5.10 TAXES. All Taxes (as hereinafter defined) required to be filed by Vast, have been timely filed and are true, correct, and complete in all material respects, and all Taxes payable pursuant thereto have been timely paid. No deficiency or adjustment in respect of any Taxes that was assessed against Vast remains unpaid and no such claim or assessment is pending or, to the knowledge of Vast, threatened. Vast has made all withholding of Taxes required to be made under all applicable federal, state, and local tax regulations and such withholdings have been paid on a timely basis to the respective governmental agencies. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any tax return or tax liability of Vast, and there is no proposed liability for any Taxes. Vast has not filed any consent with the Internal Revenue Service described in Section 341(f) of the Code.

     5.11 FEES. There are no claims for legal, accounting, financial advisory, or investment bankers' fees, brokerage commissions, finders' fees, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Vast.

     5.12 DISCLOSURE. No representation or warranty by Vast in this Agreement and no statement contained in any document, certificate, or other writing prepared by Vast or its representatives and furnished by Vast to ALI pursuant to the provisions hereof, affirmatively misstates a material fact or omits a material fact necessary for such document, certificate, or writing to be, in good faith, accurately and completely responsive in all material respects to the purpose identified by Vast to ALI for which such information was furnished by Vast to ALI.

                                   ARTICLE VI

                       ADDITIONAL COVENANTS OF THE PARTIES

     6.1 FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, ALI and Vast shall cause any appropriate other party to: (a) use all reasonable efforts to cooperate with one another in (i) determining which filings are required to be made in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and
(ii) timely making all such filings and timely seeking all such consents, approvals, permits, or authorizations; and (iii) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper, or appropriate to consummate and make effective the transactions contemplated by this Agreement.

     6.2 EXPENSES. If this Agreement is not consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     7.1 ASSIGNMENT, BINDING EFFECT. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     7.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. No information previously provided, addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

     7.3 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken by their respective Boards of Directors, at any time, but no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

     7.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Executed counterparts transmitted by fax shall be effective as originals.

     7.6 HEADINGS. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

     7.7 INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     7.8 WAIVERS. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

     7.9 ATTORNEYS' FEES. If any arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment, calculated on the basis of the usual fee charged by attorneys performing such services, and will not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

     7.10 SURVIVAL. All representations and warranties of either party contained in this Agreement shall survive the execution and delivery of this Agreement until 24 months after the date hereof.

     7.11 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction unless the same is material to the terms of this Agreement, in the judgment of either party to this Agreement, in which case the parties shall negotiate in good faith to revise the same so as to be valid or enforceable. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     7.12 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     7.13 CONSENT. Whenever the consent or approval of a party is required by the terms of this Agreement, unless otherwise provided, the same shall not be unreasonably withheld or delayed.

                           VAST TECHNOLOGIES HOLDING CORPORATION a Delaware corporation

                           By:  /s/ Michael A. Drew
                                ------------------------------
                           Michael A. Drew, President

                           ACCERLERATED  LEARNING  INSTITUTE, INC.
                           a Nevada corporation

                           By:  /s/ Peter Kenyon
                                ------------------------------
                           Peter Kenyon, President